Exhibit 23


                       Consent of Independent Accountants

                  We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No.333-26583, declared effective November 23, 1998) of Intervest Bancshares Corporation of our report dated January 14, 2000 appearing in this Form 10-KSB.

         Hacker, Johnson, Cohen & Grieb PA
         Tampa, Florida
         March 10, 2000





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